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                                                                Exhibit 10.19(B)


         STATE OF SOUTH CAROLINA     )
                                     )      SECOND AMENDMENT
         COUNTY OF RICHLAND          )


         THIS FIRST AMENDMENT, made as of this _____ day of May, 2000, by RESOURCE BANCSHARES MORTGAGE GROUP, INC. (the "Corporation")

                              W I T N E S S E T H:

         WHEREAS, the Corporation maintains the Resource Bancshares Mortgage Group, Inc. Supplemental Executive Retirement Plan, effective as of January 1, 1998 (the "SERP") for the benefit of the eligible employees; and

         WHEREAS, the Corporation desires to amend the SERP so as to offset benefits under the SERP by certain additional benefits that will be provided through the Resource Bancshares Mortgage Group, Inc. Retirement Savings Plan; and

         WHEREAS, in Section 6.1 of the SERP, the Corporation reserved the right by action of the Management Compensation Committee (or, in the absence of a Management Compensation Committee, the Board of Directors of the Corporation) to amend the SERP.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Corporation covenants and agrees that the SERP as set forth is amended as follows:

         1. Effective as of May 31, 2000, Section 2.1(b)(21) of the SERP shall be amended by deleting the section in its entirety and inserting the following in its place:

         "(21) Other Retirement Benefits means, with respect to a Participant
               (whether or not the Participant elects to receive such benefits at Normal Retirement, Early Retirement or retirement pursuant to Section 4.4), the sum of (a), (b) and (c) as follows:

               (a) the benefit payable by the Retirement Plan to such
                   Participant expressed as an annual benefit payable as of the Benefit Commencement Date as a Qualified Joint and Survivor Annuity, and

               (b) the benefit payable by the Pension Restoration Plan to such
                   Participant expressed as an annual benefit payable as of the Benefit Commencement Date as a Qualified Joint and Survivor Annuity, and

               (c) the non-matching Corporation funded benefit payable by the
                   Retirement Savings Plan to such Participant expressed as an annual benefit payable as of the Benefit Commencement Date as a



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                  Qualified Joint and Survivor Annuity. For purposes of this subsection (c), the non-matching Corporation funded benefit shall be determined as follows:

                  All Corporation contributions (excluding elective deferrals and matching contributions on those deferrals) credited to a Participant's account in the Retirement Savings Plan for a Plan Year shall be assumed to have been made as of the last day of the respective Plan Year. Such contributions will be accumulated with 8% interest from the date of each contribution up to the Benefit Commencement Date of the Participant and then converted to an annual benefit as a Qualified Joint and Survivor Annuity (using the actuarial equivalence basis as defined in the Retirement Plan for other than lump sum calculations).

         The determination of the value of the joint and survivor annuities shall be based on the actuarial equivalence factors as defined in the Retirement Plan."

         2. Effective as of May 31, 2000, Section 2.1 of the SERP shall be amended by adding the following subsection (32) at the end of the section:

         "(32) Retirement Savings Plan means the Resource Bancshares Mortgage Group, Inc. Retirement Savings Plan, as amended from time to time."

         3. The Corporation reserves the right by action authorized under the SERP to amend at any time any of the terms and provisions of this Second Amendment. Except as expressly or by necessary implication amended hereby, the SERP shall continue in full force and effect.

         IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its duly authorized officers as of the day and year first above written.

                                  RESOURCE BANCSHARES
                                  MORTGAGE GROUP, INC.

                                  By:
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                                      -----------------------------------

[CORPORATE SEAL]

ATTEST:


-------------------------
John W. Currie, Secretary

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